MAINSTAY FUNDS TRUST

MainStay CBRE Real Estate Fund

Supplement dated June 12, 2020 (“Supplement”) to the Summary Prospectus and Prospectus,

each dated February 24, 2020, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses and Prospectus.

Effective immediately, the table entitled “Average Annual Total Returns” is deleted and replaced with the following:

Average Annual Total Returns (for the periods ended December 31, 2019)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class A	12/20/2002	20.42%	4.28%	10.12%
Return After Taxes on Distributions
Class A		15.32%	0.01%	7.30%
Return After Taxes on Distributions and Sale of Fund Shares
Class A		14.53%	2.45%	7.56%
Return Before Taxes
Class C	1/17/2003	25.88%	4.76%	9.91%
Class I	12/31/1996	28.19%	5.93%	11.10%
Class R3	8/5/2011	27.61%	5.27%	9.65%
Class R6	7/3/2014	28.39%	6.01%	7.40%
MSCI U.S. REIT® Index (reflects no deductions for fees, expenses, or taxes)		25.84%	7.03%	11.93%

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.